SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
SUBSEQUENT EVENTS:
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

In July 2014, the Company entered into a Credit Agreement with SunTrust Bank, as lender, issuing bank and administrative agent for several banks and other financial institutions and lenders (“Administrative Agent”) (the “Credit Facility”). The Credit Facility provides for a senior secured revolving credit facility with a maximum borrowing amount of $150 million. The Credit Facility matures on July 1, 2019, and is secured by substantially all of the Company’s assets.

The initial borrowing base under the Credit Facility is $40 million (the “Borrowing Base”). The Borrowing Base is subject to periodic redeterminations, mandatory reductions and further adjustments from time to time. The Borrowing Base will be redetermined (i) quarterly on each January 1, April 1, July 1 and October 1, beginning October 1, 2014 through October 1, 2015, and (ii) semi-annually on each October 1 and April 1 beginning on April 1, 2016. In addition, the Company may elect to cause the Borrowing Base to be redetermined one time during each of the following periods (i) between the October 1, 2014 and April 1, 2015 redeterminations, (ii) between the April 1, 2015 and October 1, 2015 redeterminations and (iii) starting with the October 1, 2015 redetermination, during any six month period between redeterminations. The Borrowing Base will also be reduced in certain circumstances such as the sale or disposition of certain oil and gas properties of the Company or its subsidiaries and cancellation of certain hedging positions.

The Credit Facility allows for Eurodollar Loans and Base Rate Loans (each as defined in the Credit Facility). The interest rate on each Eurodollar Loan will be the adjusted LIBO rate for the applicable interest period plus a margin between 1.75% and 5.00% (depending on the then-current level of borrowing base usage). The annual interest rate on each Base Rate Loan is (a) the greatest of (i) the Administrative Agent’s prime lending rate, (ii) the federal funds rate plus 0.5% per annum or the (iii) adjusted LIBO rate determined on a daily basis for an interest period of one-month, plus 1.00% per annum, plus (b) a margin between 2.75% and 6.00% (depending on the then-current level of borrowing base usage).

The credit facility contains certain covenants, which, among other things, require the maintenance of (i) a total leverage ratio of not more than 4.0 to 1.0 and (ii) a minimum current ratio of 1.0 to 1.0. The Credit Facility also contains other customary affirmative and negative covenants and events of default.

In connection with the closing of the Credit Facility, the Company terminated its credit facility with The F&M Bank & Trust Company, predecessor-in-interest to Prosperity Bank (the “Previous Credit Facility”). The Company has paid off all amounts outstanding under such credit facility.

SUBSEQUENT EVENTS.

NOTE 12 – SUBSEQUENT EVENTS

On February 3, 2014 the Company received the second payment from Torchlight regarding the joint development agreement on the Kansas acreage. The payment was $2,089,801, bringing the amount received from Torchlight to $3,089,801 or one half of the total to be received from Torchlight per the joint development agreement.

On February 6, 2014, the Company’s resale registration statement on Form S-1 in connection with the offering by certain selling stockholders named therein of up to 3,528,580 outstanding shares of common stock (the “Resale Shares”) became effective. Pursuant to the registration statement, such selling stockholders may sell all or a portion of these shares from time to time in market transactions through any market on which the common stock is then traded, in negotiated transactions or otherwise, and at prices and on terms that will be determined by the then prevailing market price or at negotiated prices directly or through a broker or brokers, who may act as agents or as principals or by a combination of such methods of sale. The selling stockholders will receive all proceeds from such sales of the Resale Shares, and the Company will not receive any proceeds from the sale of any Resale Shares sold by the selling stockholders.

On February 27, 2014, the Company completed the Acquisition, in which it acquired certain assets pursuant to its previously announced Purchase and Sale Agreement, for a purchase price of approximately $6.45 million in cash. The assets acquired by the Company pursuant to the Purchase Agreement consist of approximately 2,481 gross (1,5767 net) acres, located in Andrews and Gaines Counties, in the Permian Basin of Texas. The acreage, comprised of 92 separate leases, includes both “developed” and “undeveloped” parcels and is in close proximity to the Company’s existing Permian Basin assets. The “developed” area is comprised of approximately 907 net acres with current net production of 42 BOEs (Barrel of Oil Equivalent) per day from the San Andres and Glorieta formations and is over 92% oil. The “undeveloped” area is comprised of approximately 660 net acres.

SUBSEQUENT EVENTS,

NOTE 16 – SUBSEQUENT EVENTS

Subsequent to December 31, 2012, the Company issued 100,000 shares per a subscription agreement allowing for the purchase of the restricted common stock at $4.50 per share.

Subsequent to December 31, 2012, the Company issued 6,722 shares of restricted common stock as the result of the cashless exercise of 10,000 options with an exercise price of $2.00 per share.

Subsequent to December 31, 2012, the Company accepted the resignations of certain management and Board of Director members and appointed new members to the Board of Directors and new management.  Outgoing directors includes Denny W. Nestripke, Michael Harland and Robert Morley.  New appointees to the Board include Kelly Hoffman, David A Fowler, Anthony B. Petrelli and Clayton E. Woodrum.  Mr. Lloyd T. Rochford was appointed as the new Chairman of the Board.  Outgoing management consisted of Denny W. Nestripke and incoming management included Kelly Hoffman as Chief Executive Officer, David A. Fowler as President, William R. Broaddrick as Chief Financial Officer, Corporate Secretary and Treasurer and Daniel D. Wilson as Vice President of Operations.

Subsequent to December 31, 2012, via shareholder consent, a majority of the shareholders increased the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 and also authorized 50,000,000 shares of Preferred Stock, $0.001 par value.

Subsequent to December 31, 2012, via shareholder consent, a majority of the shareholders approved an increase in the number of authorized shares in the Company’s Long Term Incentive Plan from 2,500,000 to 5,000,000.

Subsequent to December 31, 2012, the Company granted 1,400,000 options with exercise prices of $4.50 per share and 150,000 options with exercise prices of $5.50 per share to contractors, employees and directors.

We have evaluated subsequent events after the balance sheet date of December 31, 2012 through the time of filing with the SEC on April 1, 2013, which is the date the financial statements were issued.